                              AIM EMERGING MARKETS FUND
                            AIM LATIN AMERICAN GROWTH FUND
                     SUPPLEMENT TO PROSPECTUS DATED JUNE 1, 1998

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO AIM EMERGING MARKETS FUND ("EMERGING MARKETS FUND") AND AIM LATIN AMERICAN GROWTH FUND ("LATIN AMERICAN FUND"):

Effective June 1, 1998, Francesco Bertoni was named a Portfolio Manager for the Emerging Markets Fund and the Latin American Fund. Mr. Bertoni has been a Portfolio Manager for INVESCO (NY), Inc. (the "Sub-adviser") since June 1998 and the Investment Director of INVESCO Asset Management Ltd. (London) ("INVESCO London"), an affiliate of the Sub-adviser, since 1994. Mr. Bertoni joined INVESCO London as a Portfolio Manager in the European equity team in 1990. He moved on to the international equity team in 1993 and became responsible for Global Emerging Markets products in 1995. Hugh Hunter and Christine Rowley remain the other Portfolio Managers for the Emerging Markets Fund, and David Manuel remains the other Portfolio Manager for the Latin American Fund.

                                                                    June 5, 1998